The Guardian Life Insurance Company of America

7 Hanover Square

New York, New York 10004

Via Edgar

August 30, 2010

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Re:	The Guardian Separate Account N

File Number: 811-09725

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), The Guardian Separate Account N, a unit investment trust registered under the Act, recently mailed to its contract owners the Semiannual Reports of the following underlying management investment companies:

Underlying Management Investment Company

RS Investment Management Co. LLC

AllianceBernstein, LP.

ALPS Advisors, Inc.

American Century Investment Management, Inc.

BlackRock Advisors, LLC

Davis Selected Advisers, LP

Delaware Management Company

Evergreen Investment Management Company, LLC

EULAV Asset Management, LLC (EULAV)

Fidelity Management & Research Company and its affiliates

Franklin Advisers, Inc.

Franklin Mutual Advisers, LLC

Franklin Advisory Services, LLC

Fred Alger Management, Inc.

Gabelli Funds, LLC

Invesco Advisors, Inc.

Janus Capital Management LLC

Massachusetts Financial Services Company

OppenheimerFunds, Inc.

PIMCO

Templeton Global Advisers

Waddell & Reed Investment Management Company

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies filed or will file its Semiannual Report with the Commission via Edgar. To the extent necessary, those filings are incorporated herein by reference.

Any questions regarding this filing should be directed to the undersigned at (212) 598-8359.

Sincerely,

/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Vice President and Equity Counsel